OMB APPROVAL
	OMB Number:	3235-0570
	Expires:	August 31, 2011
UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . . . .18.9
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08612

MARTIN CURRIE BUSINESS TRUST
(Exact name of registrant as specified in charter)

Saltire Court, 20 Castle Terrace, Edinburgh, Scotland		EH1 2ES
(Address of principal executive offices)		(Zip code)

Grant Spence c/o Martin Currie, Inc. Saltire Court 20 Castle Terrace Edinburgh Scotland EH1 2ES
(Name and address of agent for service)

Registrant’s telephone number, including area code:	011-44-131-479-4785

Date of fiscal year end:	April 30

Date of reporting period:	May 1, 2010 to April 30, 2011

Explanatory Note:  The registrant, an open-end investment company registered pursuant to Section 8(b) of the Investment Company Act of 1940 (the “Act”), has not filed a registration statement that has gone effective under the Securities Act of 1933 (the “1933 Act”) because beneficial interests in the registrant are issued and sold solely in private transactions that do not involve any public offering within the meaning of Section 4(2) of the 1933 Act.  Accordingly, this report is not filed under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

MARTIN CURRIE BUSINESS TRUST

MCBT Opportunistic EAFE Fund

MCBT Global Emerging Markets Fund

ANNUAL REPORT
APRIL 30, 2011

MARTIN CURRIE BUSINESS TRUST

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT APRIL 30, 2011

OBJECTIVE  Capital appreciation through investment in an international portfolio of primarily equity and equity-related securities traded in Europe, Australasia and the Far East.

LAUNCH DATE  July 1, 1994

FUND SIZE  $63.5m

PERFORMANCE  Total return from May 1, 2010 through April 30, 2011

•MCBT Opportunistic EAFE Fund	+17.6%
•Morgan Stanley Capital International (MSCI) EAFE Index*	+19.7%

Annualized total return from May 1, 2006 through April 30, 2011

•MCBT Opportunistic EAFE Fund	–0.8%
•Morgan Stanley Capital International (MSCI) EAFE Index*	+2.0%

Annualized total return from May 1, 2001 through April 30, 2011

•MCBT Opportunistic EAFE Fund	+4.2%
•Morgan Stanley Capital International (MSCI) EAFE Index*	+5.7%

Annualized total return from July 1, 1994 through April 30, 2011

•MCBT Opportunistic EAFE Fund (excluding all transaction fees)	+5.0%
•MCBT Opportunistic EAFE Fund (including all transaction fees)	+5.0%
•Morgan Stanley Capital International (MSCI) EAFE Index (a)*	+5.7%

(a)  Performance for the benchmark is not available from July 1, 1994 (commencement of investment operations). For that reason, performance for the benchmark is shown from July 31, 1994.

*  Gross of dividends

The graph below (in 000s) represents what the value of an initial investment of $1 million in the Fund made on May 1, 2001 would have been at each of the Fund's subsequent 10 fiscal year-ends through April 30, 2011, including all transaction fees, if any. The table also shows, for comparison purposes, the hypothetical value of a $1 million investment with an annual return equal to that of the Morgan Stanley Capital International (MSCI) EAFE Index for each of the same periods.

Performance shown is net of all fees after reimbursement from Martin Currie Inc. (the "Investment Manager" or "Martin Currie"). Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each performance figure, including all transaction fees, assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to June 28, 2000, reflects a transaction fee of 75 basis points on purchase. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT APRIL 30, 2011

PORTFOLIO COMMENTS  REVIEW

Global markets continued to rise strongly in the year under review, albeit at a slower rate than their astonishing growth in the 12 months covered by our last annual report. The MSCI EAFE Index finished the period 19.2% higher in U.S. dollar terms. Getting there was a tortuous journey, however. On the one hand, there was a succession of concerns to keep investors jittery: sovereign-default risk in Europe; inflation in the developing world; tightening measures to counteract that inflation; political violence in the Middle East & North Africa; and finally the tragic consequences of the earthquake in Japan. On the other hand, there was a recognition that valuations remained out of line with their historic levels, thereby creating an impulse towards a 'normalization' trade.

On the macro front, there has been a clear improvement in data releases. Improving trends in U.S. employment are supportive for consumption, for exports into the U.S. and for asset prices. In Germany, where GDP grew 5.2% year-on-year in the first quarter, we also saw business sentiment reach a two-decade high in February, while consumer confidence rose sharply.

Regionally, Asia and especially Europe were strongest. Emerging markets were slightly ahead, but have lagged in the last six months. Meanwhile, Japan had a very poor year. In the first six months of the review period, the consequences of a rising yen and continuing political wrangling had left its market friendless. Things improved greatly in the final quarter of 2010, when Japan outperformed global indices. This continued into 2011, but the earthquake on 11 March saw Japanese equities plummet. On the sector level, telecoms, materials and industrial outperformed, while financials, utilities and especially IT were weakest.

In this environment the Fund lagged its benchmark slightly, rising 17.6%. Encouragingly, performance has improved as the period progressed; the Fund is ahead of its index for the first four months of 2011. Over the 12 months, stock selection in financials and healthcare made the biggest negative contributions to relative performance. Stock selection was strongest in energy and materials.

Two of the five largest detractors from relative performance were Japanese, both suffering in the general sell-off following the catastrophe as well as through unrelated issues. Earthquake aside, Kirin, the beer and soft drinks company, was hurt by the strength of the yen and weak domestic demand. Panasonic fell on losses in its TV division; we closed the position on concern that the positive change in our original buy case (restructuring, cost-cutting and improvement in TV sales) may be pushed back. Dutch electronics giant Philips also hurt returns after posting weak results, especially in its TV business (we sold the stock along with Panasonic). There was notably poor performance too from Mindray Medical, a Chinese manufacturer of medical devices, whose domestic sales disappointed the market. The biggest detractor overall was Australian construction group Leighton Holdings, which plummeted after it announced very disappointing numbers and proposed a rights issue.

On the positive side, there were stellar performances from two stocks in the consumer-discretionary sector: SJM Holdings, the Macao casino operator, and Bulgari, the Italian

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT APRIL 30, 2011

luxury goods brand. SJM Holdings is profiting from greater numbers of Chinese visitors with more money to throw around; Macao gaming revenues were up a reported 45% year-on-year in April. Bulgari was bid for towards the end of the reporting period at a significant premium by its larger peer, LVMH. It was a similar story with French speciality chemicals firm Rhodia, which soared after its acquisition by Solvay was announced in April. The U.S. $4.8 billion cash purchase price represented a 50% premium to the previous close. Other key contributors included Australia's Newcrest Mining, after the ongoing economic uncertainty and, later, when anticipation of quantitative easing pushed up the gold price, and coalminer Xstrata, which benefited as coal prices spiked sharply towards the end of 2010, which was helped along by the floods in Queensland.

OUTLOOK

There are already several obstacles for global economies and markets in the months ahead. Before the first quarter had ended, the European Central Bank was indicating that inflationary pressures were too great to ignore. Despite the challenges in Portugal and Ireland, a 25-basis-point rate rise followed on 7 April. In the U.S., the current quantitative easing program, 'QE2', is about to expire, and a 'QE3' looks unlikely. The continuing tensions in the Middle East and North Africa will have a number of consequences, not least of which is the underpinning of energy prices. The Japanese disaster will also have a significant impact in the coming months. As concerns grow over these issues, it seems quite possible that there will be a growth scare in the near term. In emerging markets, however, the growth and value trade-off has selectively improved after six months of relative underperformance. Increasingly, these markets look to be a long way through the tightening cycle.

In the equity markets, uncertainty persists over the financial sector, given mixed newsflow and a changing regulatory environment. Meanwhile, consumer-related companies are vulnerable to the austerity measures in Europe and in-cost inflation. Companies in the industrial and technology sectors face disruptions to the supply chain caused by the Japanese earthquake. Given all this, the newsflow-led volatility that has characterised the year to date is likely to continue.

We continue to favor companies with robust earnings driven by structural or secular growth opportunities. We have sought to reduce the the overall level of mesaurable risk in the Fund's portfolio and to spread that risk across a variety of stocks, sectors and regions. The portfolio's overall valuation is currently in line with that of the market, but portfolio earnings growth is currently almost double that of the index. Our reduction in emerging-market exposure in the fourth quarter proved well timed and gives us room to respond to the attractive valuations that are now appearing in certain areas.

INVESTMENT MANAGER PROFILE  James Fairweather, Christine Montgomery and David Sheasby are primarily responsible for the day-to-day management of the Fund.

James Fairweather spent three years with Montague Loebl Stanley & Co. as an institutional sales and economics assistant. He moved into Eurobond sales for 18 months with Kleinwort Benson before joining Martin Currie in 1984. He has worked in Martin

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT APRIL 30, 2011

Currie's Far East, North American and continental European investment teams. Appointed a director in 1987, James became head of the continental European team in 1992. He was appointed deputy chief investment officer in 1994 with overall responsibility for Martin Currie's investments in emerging markets. James was promoted to chief investment officer in 1997.

Christine Montgomery joined Martin Currie in 2009 as a director in Martin Currie's global team with responsibility for EAFE and ACWI ex U.S. mandates. She joined from Edinburgh Partners, where she was an investment partner, managing global and international portfolios for institutional clients, mostly in North America. Before that, she was a global-equities fund manager at Franklin Templeton Investments. Christine began her investment career at Aegon Asset Management (formerly Scottish Equitable). During her 12 years with the company, her roles included head of equities, head of fixed-income and deputy CIO. Before joining Aegon, she had worked in the Department of Accounting at the University of Edinburgh.

David Sheasby joined Martin Currie in 2004 as a director in our global team. He is lead portfolio manager for the EAFE ADR strategy and supports the managers of the global ex-U.S. portfolios. Before coming to Martin Currie, David worked for Aegon Asset Management (formerly Scottish Equitable) for 18 years. From 2002 he was a senior portfolio manager for global equities, developing and directing Aegon's global strategy. During his time with Aegon, David headed its global equity, emerging markets and European teams, and prior to that, served as a European portfolio manager at Aegon from 1987 to 1994.

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT APRIL 30, 2011

ASSET ALLOCATION
(% of net assets)

TOP TEN HOLDINGS
BY REGION/COUNTRY*

		% of net assets
Europe
Royal Dutch Shell	(United Kingdom)	2.9%
Siemens AG	(Germany)	2.8%
HSBC Holdings PLC	(United Kingdom)	2.7%
Xstrata PLC	(United Kingdom)	2.5%
Sanofi-Aventis SA	(France)	2.5%
Telefonica SA	(Spain)	2.3%
ABB, Ltd	(Switzerland)	2.1%
Daimler AG	(Germany)	2.0%
Novartis AG	(Switzerland)	2.0%
Schneider Electric SA	(France)	2.0%

*  Excludes short-term investments

The Fund is actively managed and therefore portfolio holdings and characteristics will change over time.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT APRIL 30, 2011

OBJECTIVE  Capital appreciation through investment primarily in equity and equity-related securities of issuers located in a number of countries with emerging markets and developing economies.

LAUNCH DATE  February 14, 1997

FUND SIZE  $69.8m

PERFORMANCE  Total return from May 1, 2010 through April 30, 2011

•MCBT Global Emerging Markets Fund	+22.1%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index*	+21.0%

Annualized total return from May 1, 2006 through Apri1 30, 2011

•MCBT Global Emerging Markets Fund	+6.4%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index*	+10.2%

Annualized total return from May 1, 2001 through April 30, 2011

•MCBT Global Emerging Markets Fund	+15.0%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index*	+16.9%

Annualized total return from February 14, 1997 through April 30, 2011

•MCBT Global Emerging Markets Fund	+7.8%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (a)*	+8.7%

(a)  Performance for the benchmark is not available from February 14, 1997 (commencement of investment operations). For that reason, performance for the benchmark is shown from February 28, 1997.

*  Gross of dividends

The graph below (in 000s) represents what the value of an initial investment of $1 million in the Fund made on May 1, 2001 would have been at each of the Fund's subsequent 10 fiscal year-ends through April 30, 2011, including all transaction fees, if any. The table also shows, for comparison purposes, the hypothetical value of a $1 million investment with an annual return equal to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index for each of the same periods.

Performance shown is net of all fees. Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each performance figure, including all transaction fees, assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to October 1, 1998, reflects a transaction fee of 100 basis points on purchase. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT APRIL 30, 2011

PORTFOLIO COMMENTS  Emerging markets continued to rise in the 12 months under review. The MSCI Emerging Markets Index strongly outperformed the global index in the first half of the period, but lagged significantly in the second. For much of last year, sentiment towards emerging markets was boosted by the contrast between, on the one hand, patchy U.S. economic data and worries over European sovereign-debt, and on the other, solid growth momentum and an absence of 'shocks' (either political or economic) in the developing world. Later, though, as worries about inflation - and efforts to curtail it - in emerging markets took hold, funds began to flow the other way. This culminated in a sharp sell-off in Asia sparked by the Japanese earthquake, before fresh buying appeared to take advantage of lower prices.

Overall, the emerging markets index gained 21% against an 18.9% rise in the MSCI World Index. Emerging Europe & the Middle East was the strongest region, while Latin American markets lagged. Asia was fractionally ahead of the wider index.

This was a good period for the Fund, which rose 22.1%, outperforming its benchmark by around 110 basis points. Four of the Fund's ten best-performing stocks came from Brazil. Good stockpicking was key here, as that country was one of the weaker markets over the year. Two of these stocks came from Brazil's consumer-discretionary sector: top performer Cia Hering, a manufacturer and retailer of branded clothing, and PDG, a housebuilder. Both benefited from positive operational momentum and general strength in the Brazilian consumer market. The Fund's other Brazilian outperformers were oil giant Petrobras, which rose along with the oil price, and telecom company TIM, which was rewarded by the market as subscriber data highlighted recent market-share gains.

The second-most successful holding was also in the consumer-discretionary sector - Macau casino operator SJM Holdings, which is profiting from greater numbers of high-rolling Chinese consumers. SJM Holdings's series of strong results reflected the health of the mass gaming market in Macau (45% year-on-year growth in April), which is fed directly by southern China. The upcoming introduction of a direct rail link to the mainland will unlock further interest in the resort. Korea's Samsung Engineering was another significant contributor after delivering impressive new orders from the Middle East and Asia. Also in Korea, Hyundai Mobis rallied powerfully after the earthquake in Japan; the Korean auto-parts supplier is expected to see increased demand from auto manufacturers that had previously relied on Japanese parts.

On the negative side, the biggest detractor from returns was Infrastructure Development Finance Company (IDFC) in India, as investors fretted over the impact of India's flattening yield curve on the company's profitability. Also in the financials sector, there was notable weakness from Chinese life insurance company China Taiping. Elsewhere, China Railways Construction fell as the market reacted negatively to disappointing margins, which, at 2%, left little room for error. The failure of a key Saudi contract (which cost 100 basis points of margin) showed that any overseas business will be taken on at wafer-thin margins. We have since sold the stock. In Mexico, housing developer Corporacion Geo fell sharply following the release of its full-year results; although the company has continued to enjoy strong sales growth and profitability, its inability to convert these into cashflow has led investors (ourselves included) to sell the stock. Finally, we suffered in relative terms for not holding Taiwanese tech giant HTC.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT APRIL 30, 2011

OUTLOOK

We continue to focus on beneficiaries of the booming domestic consumption within the developing world, with our largest aggregate overweight in the consumer-discretionary sector. We also favor strong companies in the financials, telecom and healthcare sectors. Above all, our focus remains on individual companies with distinct competitive advantages, resilient balance sheets and well-founded growth. The long-term investment case for the asset class remains entirely intact - and the opportunity set remains vast.

As demand and prices react to contrasting economic conditions in different parts of the world, the companies in the Fund's portfolio will face a number of challenges over the course of 2011. Inflation and interest rates will be the main things to watch. We will also be monitoring capital controls carefully, as emerging-world policymakers struggle to keep both their currencies and inflation down against a global backdrop of cheap money and high liquidity. Generally, we expect the regime of gradual tightening to be sustained throughout the year and perhaps intensified. With Europe tightening its belt as the U.S. does the opposite, the developing world must be prepared for the fallout. But overall, we are confident that emerging markets, with their strong reserves, robust balance sheets and low levels of indebtedness, are well placed to withstand most challenges short of a shock on the scale of the 2008 financial crisis.

INVESTMENT MANAGER PROFILE  Kim Catechis joined Martin Currie in October 2010 as head of global emerging markets, a role he held at Scottish Widows Investment Partnership (SWIP) since 1998, when he established and recruited its global emerging markets team. At SWIP, Kim was responsible for £2.2 billion in funds under management and was lead portfolio manager on the firm's Global Emerging Markets equity fund. He also specialized in energy-sector research. Before joining SWIP, Kim established and managed two asset-management ventures in Spain: Eagle Star Inversions and, earlier, FG Gestión. He began his investment career as a portfolio manager for Edinburgh Fund Managers in 1987. Kim is fluent in French, German, Spanish, Portuguese and Greek, has intermediate Russian skills and is studying Mandarin.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT APRIL 30, 2011

ASSET ALLOCATION
(% of net assets)

TOP TEN HOLDINGS
BY REGION/COUNTRY*

		% of net assets
Pacific Basin
Samsung Electronics Co., Ltd.	(South Korea)	5.4%
CNOOC Ltd.	(China)	3.8%
Industrial Bank of Korea	(South Korea)	3.1%
Hyundai Mobis	(South Korea)	2.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	(Taiwan)	2.6%
Axiata Group Berhad	(Malaysia)	2.6%
Latin America
Vale SA, Class A	(Brazil)	3.9%
Petroleo Brasileiro	(Brazil)	3.3%
Europe
Gazprom OAO, ADR	(Russia)	3.4%
Africa
MTN Group Ltd.	(South Africa)	2.5%

*  Excluding short-term investments

The Fund is actively managed and therefore portfolio holdings and characteristics will change over time.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2011

	Shares	US$ Value
COMMON STOCKS† – 96.7%
AFRICA – 2.1%
SOUTH AFRICA – 2.1%
Gold Fields Ltd., ADR	34,100	$608,344
Harmony Gold Mining Co., Ltd.	46,724	705,664
TOTAL SOUTH AFRICA – (Cost $1,108,602)		1,314,008
TOTAL AFRICA – (Cost $1,108,602)		1,314,008
EUROPE – 62.1%
FINLAND – 1.3%
Fortum Oyj	24,028	827,802
TOTAL FINLAND – (Cost $765,825)		827,802
FRANCE – 10.4%
BNP Paribas	14,327	1,133,808
Safran SA (a)	18,017	699,170
Sanofi-Aventis SA	19,715	1,559,327
Schneider Electric SA (a)	7,039	1,243,800
Technip SA (a)	8,890	1,002,831
Vivendi SA	31,846	999,269
TOTAL FRANCE – (Cost $5,539,475)		6,638,205
GERMANY – 9.1%
Adidas AG	12,100	900,755
Aixtron AG (a)	23,404	998,347
Daimler AG	16,741	1,294,100
Fresenius Medical Care AG & Co.	9,981	784,405
Siemens AG	12,286	1,787,350
TOTAL GERMANY – (Cost $4,327,409)		5,764,957
LUXEMBOURG – 1.9%
SES SA (a)	46,598	1,223,700
TOTAL LUXEMBOURG – (Cost $1,018,695)		1,223,700
NETHERLANDS – 5.2%
Gemalto NV	18,340	940,020
Heineken NV (a)	18,911	1,132,026
ING Groep NV*	92,501	1,219,370
TOTAL NETHERLANDS – (Cost $2,053,698)		3,291,416
NORWAY – 1.6%
DnB NOR ASA (a)	62,000	1,008,005
TOTAL NORWAY – (Cost $691,728)		1,008,005

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2011

	Shares	US$ Value
COMMON STOCKS† – Continued
EUROPE – Continued
RUSSIA – 1.6%
Gazprom OAO, ADR	60,966	$1,040,080
TOTAL RUSSIA – (Cost $891,190)		1,040,080
SPAIN – 2.3%
Telefonica SA	53,289	1,432,562
TOTAL SPAIN – (Cost $1,362,515)		1,432,562
SWITZERLAND – 6.0%
ABB, Ltd.*	47,968	1,324,249
Credit Suisse Group AG	26,660	1,211,566
Novartis AG	21,743	1,290,755
TOTAL SWITZERLAND – (Cost $3,086,083)		3,826,570
UNITED KINGDOM – 22.7%
Anglo American PLC	12,143	632,933
Barclays PLC	237,360	1,119,247
Cairn Energy PLC*	95,158	718,282
Compass Group PLC	123,079	1,201,644
GKN PLC	185,864	692,321
HSBC Holdings PLC	159,359	1,744,578
Pearson PLC	59,441	1,142,797
Persimmon PLC	94,814	765,098
Petrofac, Ltd.	45,047	1,136,188
Prudential PLC	87,964	1,135,774
Royal Dutch Shell, B Shares	47,883	1,861,166
Tate & Lyle PLC	67,962	673,743
Xstrata PLC	62,420	1,586,365
TOTAL UNITED KINGDOM – (Cost $11,945,343)		14,410,136
TOTAL EUROPE – (Cost $31,681,961)		39,463,433
JAPAN – 16.3%
Bank of Yokohama, Ltd. (a)	140,000	690,378
Bridgestone Corp. (a)	37,300	813,919
Dai-ichi Mutual Life Insurance Co. (a)	527	865,394
INPEX Corp.	128	972,052
Kirin Holdings Co., Ltd.	74,000	1,029,057
Mitsubishi UFJ Financial Group, Inc.	196,900	939,411
Mitsui & Co., Ltd.	60,200	1,062,768
Mitsui Fudosan Co., Ltd.	42,000	717,130
NTT DoCoMo, Inc.	584	1,074,908
Sekisui House Ltd.	78,000	747,161
Sony Corp.	25,700	716,045

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2011

	Shares	US$ Value
COMMON STOCKS† – Continued
JAPAN – Continued
Suzuki Motor Corp. (a)	31,900	$754,290
TOTAL JAPAN – (Cost $10,089,174)		10,382,513
LATIN AMERICA – 1.5%
BRAZIL – 1.5%
TIM Participacoes SA, ADR (a)	20,300	957,754
TOTAL BRAZIL – (Cost $757,181)		957,754
TOTAL LATIN AMERICA – (Cost $757,181)		957,754
PACIFIC BASIN – 14.7%
AUSTRALIA – 4.2%
Incitec Pivot Ltd.	240,379	990,682
Leighton Holdings Ltd. (a)	23,846	634,621
Newcrest Mining Ltd.	23,292	1,058,233
TOTAL AUSTRALIA – (Cost $2,157,999)		2,683,536
CHINA – 0.8%
Mindray Medical International Ltd., ADR (a)	19,700	526,581
TOTAL CHINA – (Cost $674,305)		526,581
HONG KONG – 5.4%
AIA Group Ltd.*	293,200	991,019
China Merchants Holdings International Co., Ltd.	168,000	778,754
Henderson Land Development Co., Ltd. (a)	117,000	800,715
SJM Holdings Ltd.	406,000	876,170
TOTAL HONG KONG – (Cost $2,813,722)		3,446,658
SINGAPORE – 1.6%
Oversea-Chinese Banking Corp., Ltd.	125,000	975,246
TOTAL SINGAPORE – (Cost $973,681)		975,246
SOUTH KOREA – 1.4%
Samsung Electronics Co., Ltd., GDR 144A	2,066	858,423
TOTAL SOUTH KOREA – (Cost $846,305)		858,423
THAILAND – 1.3%
Bangkok Bank Public Co., Ltd.	147,600	840,603
TOTAL THAILAND – (Cost $633,064)		840,603
TOTAL PACIFIC BASIN – (Cost $8,099,076)		9,331,047
TOTAL COMMON STOCKS – (Cost $51,735,994)		61,448,755

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2011

	Shares	US$ Value
PREFERRED STOCKS – 1.3%
EUROPE – 1.3%
Henkel AG & Co. KGaA (a)	12,233	$833,108
TOTAL EUROPE – (Cost $784,281)		833,108
TOTAL PREFERRED STOCKS – (Cost $784,281)		833,108
COLLATERAL FOR SECURITIES ON LOAN – 14.3%
State Street Navigator Securities Lending Prime Portfolio	9,099,999	9,099,999
TOTAL COLLATERAL FOR SECURITIES ON LOAN – (Cost $9,099,999)		9,099,999
	Principal Amount
SHORT-TERM INVESTMENTS – 2.0%
Repurchase Agreement with State Street Bank and Trust, 0.01%, 05/02/2011 (b)	$1,284,000	1,284,000
TOTAL SHORT-TERM INVESTMENTS – (Cost $1,284,000)		1,284,000
TOTAL INVESTMENTS – (Cost $62,904,274) – 114.3%		72,665,862
OTHER ASSETS LESS LIABILITIES – (14.3)%		(9,128,137)
NET ASSETS – 100.0%		$63,537,725

Notes to Schedule of Investments

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Aerospace & Defense 1.1%, Apparel & Textiles 1.5%, Auto Parts 2.4%, Automobiles 3.3%, Banks 13.6%, Building And Construction 1.2%, Computer Services 1.5%, Construction 1.0%, Diversified 3.9%, Drugs & Health Care 3.3%, Electric Utilities 1.3%, Electrical Equipment 2.1%, Electronics 4.5%, Fertilizers 1.6%, Food & Beverages 6.5%, Homebuilders 1.2%, Hotels & Restaurants 1.4%, Household Products 1.3%, Insurance 4.8%, Manufacturing 2.9%, Medical Products 3.3%, Mining 7.4%, Miscellaneous 1.7%, Multimedia 3.6%, Oil & Gas 6.2%, Oil Integrated 4.7%, Publishing 1.8%, Real Estate 2.4%, Semi-conductor Manufacturing Equip 1.6%, Telecommunications Services 5.6%, and Transportation 1.3%.

*  Non-income producing security.

(a)  A portion of this security was held on loan. As of April 30, 2011, the market value of the securities loaned was $9,923,378.

(b)  Repurchase agreement, dated 4/29/2011, due 05/02/2011 with repurchase proceeds of $1,284,000 is collateralized by United States Treasury Note, 1.375% due 05/15/2013 with a market value of $1,312,027.

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

144A  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2011

	Shares	US$ Value
COMMON STOCKS† – 84.8%
AFRICA – 4.7%
SOUTH AFRICA – 4.7%
Aspen Pharmacare Holdings Ltd.*	127,217	$1,569,623
MTN Group Ltd. (a)	78,454	1,744,630
TOTAL SOUTH AFRICA – (Cost $1,891,372)		3,314,253
TOTAL AFRICA – (Cost $1,891,372)		3,314,253
EUROPE – 11.7%
RUSSIA – 9.3%
Gazprom OAO, ADR (London Intl.)	141,574	2,388,353
Gazprom OAO, ADR (OTC U.S.)	12,428	212,022
JSC MMC Norilsk Nickel, ADR	63,006	1,738,966
LUKOIL, ADR	16,733	1,166,290
Pharmstandard OJSC-S, GDR, 144A* (a)	38,900	1,001,675
TOTAL RUSSIA – (Cost $4,963,871)		6,507,306
TURKEY – 2.4%
Turkiye Garanti Bankasi AS	316,760	1,641,071
TOTAL TURKEY – (Cost $1,235,452)		1,641,071
TOTAL EUROPE – (Cost $6,199,323)		8,148,377
LATIN AMERICA – 16.2%
BRAZIL – 8.5%
Banco do Brasil SA	77,200	1,422,596
Cia Hering	66,600	1,441,476
Cosan SA Industria Comercio	63,100	970,646
Light SA	52,100	877,606
PDG Realty SA Empreendimentos e Participacoes	209,100	1,228,124
TOTAL BRAZIL – (Cost $3,767,495)		5,940,448
MEXICO – 5.9%
America Movil SAB de CV	394,800	1,131,067
Grupo Financiero Banorte SAB de CV, Series O	303,100	1,513,960
Mexichem SAB de CV	381,000	1,447,983
TOTAL MEXICO – (Cost $3,565,517)		4,093,010
PERU – 1.8%
Credicorp Ltd.	13,100	1,264,412
TOTAL PERU – (Cost $1,337,220)		1,264,412
TOTAL LATIN AMERICA – (Cost $8,670,232)		11,297,870
OTHER AREAS – 6.1%
INDIA – 6.1%
Infosys Technologies Ltd.	14,717	965,267

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2011

	Shares	US$ Value
COMMON STOCKS† – Continued
OTHER AREAS – Continued
INDIA – Continued
Infrastructure Development Finance Co., Ltd.	402,543	$1,321,022
Maruti Suzuki India Ltd.	32,092	952,272
Tata Steel Ltd.	75,920	1,057,540
TOTAL INDIA – (Cost $4,353,431)		4,296,101
TOTAL OTHER AREAS – (Cost $4,353,431)		4,296,101
PACIFIC BASIN – 46.1%
CHINA – 12.0%
Bank of China Ltd., H Shares	2,810,900	1,556,333
China Taiping Insurance Holdings Co., Ltd.* (a)	509,200	1,393,272
CNOOC Ltd.	1,079,000	2,661,985
Industrial and Commercial Bank of China Ltd., H Shares	1,626,310	1,375,806
Lenovo Group Ltd. (a)	2,314,000	1,352,720
TOTAL CHINA – (Cost $5,974,817)		8,340,116
HONG KONG – 1.7%
SJM Holdings Ltd.	549,000	1,184,772
TOTAL HONG KONG – (Cost $357,973)		1,184,772
INDONESIA – 2.0%
Bank Mandiri Tbk PT	1,664,500	1,389,675
TOTAL INDONESIA – (Cost $1,099,580)		1,389,675
MALAYSIA – 4.5%
Axiata Group Berhad*	1,079,422	1,785,675
CIMB Group Holdings Berhad	484,086	1,338,509
TOTAL MALAYSIA – (Cost $1,768,063)		3,124,184
SOUTH KOREA – 16.2%
Hyundai Mobis	5,458	1,828,416
Industrial Bank Of Korea	112,540	2,158,071
Korean Reinsurance Co.	91,190	1,046,645
LG Display Co., Ltd.	27,370	983,292
Samsung Electronics Co., Ltd.	4,537	3,780,657
Samsung Engineering Co., Ltd.	6,861	1,520,541
TOTAL SOUTH KOREA – (Cost $7,473,320)		11,317,622
TAIWAN – 5.7%
Chinatrust Financial Holding Co., Ltd.	980,696	898,904
Taiwan Semiconductor Manufacturing Co., Ltd.	698,822	1,786,189
Wistron Corp.	716,000	1,287,567
TOTAL TAIWAN – (Cost $2,835,054)		3,972,660

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2011

	Shares	US$ Value
COMMON STOCKS† – Continued
PACIFIC BASIN – Continued
THAILAND – 4.0%
CP ALL PCL	1,116,600	$1,617,854
Kasikornbank PCL	280,100	1,187,024
TOTAL THAILAND – (Cost $2,314,279)		2,804,878
TOTAL PACIFIC BASIN – (Cost $21,823,086)		32,133,907
TOTAL COMMON STOCKS – (Cost $42,937,444)		59,190,508
RIGHTS AND WARRANTS – 0.0%
LATIN AMERICA – 0.0%
TIM Participacoes SA, ADR, expires 5/12/2011*	237	30
TOTAL LATIN AMERICA – (Cost $0)		30
TOTAL RIGHTS AND WARRANTS – (Cost $0)		30
PREFERRED STOCKS – 13.3%
LATIN AMERICA – 13.3%
BRAZIL – 13.3%
AES Tiete SA (shown in units of 1,000)	69,512	1,153,231
Itau Unibanco Holding SA	72,393	1,707,209
Petroleo Brasileiro SA	142,300	2,315,586
TIM Participacoes SA	301,200	1,382,319
Vale SA, Class A	92,877	2,719,834
TOTAL BRAZIL – (Cost $6,442,318)		9,278,179
TOTAL LATIN AMERICA – (Cost $6,442,318)		9,278,179
TOTAL PREFERRED STOCKS – (Cost $6,442,318)		9,278,179
COLLATERAL FOR SECURITIES ON LOAN – 2.6%
State Street Navigator Securities Lending Prime Portfolio	1,794,267	1,794,267
TOTAL COLLATERAL FOR SECURITIES ON LOAN – (Cost $1,794,267)		1,794,267
	Principal Amount
SHORT-TERM INVESTMENTS – 0.2%
Repurchase Agreement with State Street Bank and Trust, 0.01%, 05/02/2011 (b)	$122,000	122,000
TOTAL SHORT-TERM INVESTMENTS – (Cost $122,000)		122,000
TOTAL INVESTMENTS – (Cost $51,296,029) – 100.9%		70,384,984
OTHER ASSETS LESS LIABILITIES – (0.9)%		(626,924)
NET ASSETS – 100.0%		$69,758,060

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2011

Notes to Schedule of Investments

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Apparel & Textiles 2.1%, Auto Parts 2.7%, Automobiles 1.4%, Banks 25.3%, Building Construction 2.1%, Computers 3.8%, Construction 2.2%, Drugs & Health Care 3.7%, Electric Utilities 3.0%, Electronics 7.0%, Finance & Banking 1.9%, Financial Services 2.2%, Food & Beverages 3.8%, Gas & Pipeline Utilities 3.5%, Hotels & Restaurants 1.7%, Insurance 3.6%, Metals 4.0%, Mining 4.1%, Oil & Gas 7.6%, Oil Integrated 1.7%, Real Estate 1.8%, Semi-conductor Manufacturing Equipment 2.6%, Software 1.4%, Telecommunications Equipment 2.6%, and Telecommunications Services 4.2%.

*  Non-income producing security.

(a)  A portion of this security was held on loan. As of April 30, 2011, the market value of the securities loaned was $2,462,976.

(b)  Repurchase agreement, dated 4/29/2011, due 05/02/2011 with repurchase proceeds of $122,000 is collateralized by United States Treasury Note, 1.375% due 05/15/2013 with a market value of $127,629.

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

144A  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2011

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund
ASSETS
Investments in securities, at value	$71,381,862	$70,262,984
Repurchase agreement	1,284,000	122,000
Cash	35,789	746
Foreign currency, at value	49,623	780,757
Receivable for investments sold	319,123	692,043
Dividends and interest receivable	445,507	266,182
Foreign tax reclaims receivable	183,300	9,701
TOTAL ASSETS	73,699,204	72,134,413
LIABILITIES
Unrealized depreciation on spot contracts	4,677	–
Payable for Fund shares repurchased	750,000	–
Collateral for securities on loan (Note 1)	9,099,999	1,794,267
Management fee payable	103,898	189,975
Administration fee payable	13,317	29,314
Capital gains taxes accrued	23,650	55,587
Accrued expenses and other liabilities	165,938	307,210
TOTAL LIABILITIES	10,161,479	2,376,353
TOTAL NET ASSETS	$63,537,725	$69,758,060
COMPOSITION OF NET ASSETS
Paid-in capital	$67,517,790	$84,626,898
Undistributed/(overdistributed) net investment income	439,204	(47,293)
Accumulated net realized loss on investments and foreign currency transactions	(14,206,163)	(33,866,612)
Net unrealized appreciation on investments and foreign currency	9,786,894	19,045,067
TOTAL NET ASSETS	$63,537,725	$69,758,060
SHARES OF BENEFICIAL INTEREST OUTSTANDING*	5,817,303	12,209,044
NET ASSET VALUE PER SHARE	$10.92	$5.71
Identified cost of investments:
Unaffiliated issuers	$62,904,274	$51,296,029
Cost of foreign currency	$49,194	$771,273

*  Unlimited number of shares authorized

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2011

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund
INVESTMENT INCOME
Interest income	$105	$333
Securities lending income	69,221	11,648
Dividend income	1,501,678	2,958,585
Foreign taxes withheld	(134,814)	(310,338)
TOTAL INVESTMENT INCOME	1,436,190	2,660,228
EXPENSES
Management fees	384,604	1,071,420
Custodian fees	96,044	275,009
Administration fees	32,914	101,459
Audit fees	57,890	57,890
Legal fees	65,227	190,949
Transfer agent fees	5,401	5,778
Trustees fees	11,319	36,299
Stock dividend tax	–	3,204
Miscellaneous expenses	27,188	88,890
TOTAL EXPENSES	680,587	1,830,898
NET INVESTMENT INCOME	755,603	829,330
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investments (net of foreign taxes paid of $142 and $127,534, respectively)	5,719,368	49,561,334
Net realized loss on foreign currency transactions	(45,614)	(269,565)
Net change in unrealized appreciation (depreciation) on:
Investments	3,629,760	(25,877,518)
Foreign currency	34,073	256
Deferred foreign capital gains tax	(23,650)	219,231
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	9,313,937	23,633,738
NET INCREASE IN NET ASSETS FROM OPERATIONS	$10,069,540	$24,463,068

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	MCBT Opportunistic EAFE Fund		MCBT Global Emerging Markets Fund
	Year Ended April 30, 2011	Year Ended April 30, 2010	Year Ended April 30, 2011	Year Ended April 30, 2010
NET ASSETS, beginning of year	$49,376,649	$63,179,789	$198,603,173	$214,781,838
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	755,603	1,120,019	829,330	2,252,855
Net realized gain (loss)	5,673,754	(1,664,859)	49,291,769	16,243,248
Net Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	3,640,183	16,899,451	(25,658,031)	58,129,798
Net increase in net assets from operations	10,069,540	16,354,611	24,463,068	76,625,901
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(352,525)	(1,324,320)	(483,987)	(3,654,100)
Total distributions	(352,525)	(1,324,320)	(483,987)	(3,654,100)
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,600,000	153,133	–	18,719,500
Reinvestment of distributions to shareholders	352,525	1,324,320	483,987	3,399,745
Cost of shares repurchased	(3,508,464)	(30,310,884)	(153,308,181)	(111,269,711)
Total increase (decrease) in net assets from capital share transactions	4,444,061	(28,833,431)	(152,824,194)	(89,150,466)
NET INCREASE (DECREASE) IN NET ASSETS	14,161,076	(13,803,140)	(128,845,113)	(16,178,665)
NET ASSETS, end of year	$63,537,725	$49,376,649	$69,758,060	$198,603,173
Undistributed net investment income (loss)	$439,204	$81,749	$(47,293)	$(22,896)
OTHER INFORMATION:
Capital share transactions:
Shares sold	851,660	16,938	–	4,429,410
Shares issued in reinvestment of distributions to shareholders	35,935	137,663	88,968	748,842
Shares repurchased	(358,107)	(3,327,526)	(30,096,980)	(28,409,297)
Net share transactions	529,488	(3,172,925)	(30,008,012)	(23,231,045)

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Year Ended April 30, 2011 (2)	Year Ended April 30, 2010 (2)	Year Ended April 30, 2009 (2)	Year Ended April 30, 2008 (2)	Year Ended April 30, 2007 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$9.340	$7.470	$13.790	$14.260	$12.310
Net investment income	0.130	0.144	0.208	0.166	0.088
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.509	1.890	(6.315)	(0.242)	1.905
Total from investment operations	1.639	2.034	(6.107)	(0.076)	1.993
Less distributions:
Net investment income	(0.059)	(0.164)	(0.213)	(0.010)	(0.043)
Net realized gains	–	–	–	(0.384)	–
Total distributions	(0.059)	(0.164)	(0.213)	(0.394)	(0.043)
Net asset value, end of year	$10.920	$9.340	$7.470	$13.790	$14.260
TOTAL INVESTMENT RETURN (1)	17.62%	27.17%	(44.33)%	(0.72)%	16.22%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year	$63,537,725	$49,376,649	$63,179,789	$101,516,485	$29,118,526
Operating gross expenses to average net assets	1.24%	1.17%	1.14%	1.13%	1.70%
Operating net expenses to average net assets	1.24%	1.17%	1.14%	1.17%	1.61%
Net investment income to average net assets	1.37%	1.56%	2.24%	1.16%	0.70%
Portfolio turnover rate	83%	103%	97%	77%	106%

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financial Statements.

MCBT MCBT GLOBAL EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Year Ended April 30, 2011 (2)	Year Ended April 30, 2010 (2)	Year Ended April 30, 2009 (2)	Year Ended April 30, 2008 (2)		Year Ended April 30, 2007 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$4.700	$3.280	$9.380	$10.950		$11.050
Net investment income	0.032	0.047	0.139	0.079	(3)	0.090
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.004	1.452	(4.625)	2.322		1.771 (4)
Total from investment operations	1.036	1.499	(4.486)	2.401		1.861
Less distributions:
Net investment income	(0.026)	(0.079)	(0.120)	(0.061)		(0.087)
Net realized gains	–	–	(1.494)	(3.910)		(1.874)
Total distributions	(0.026)	(0.079)	(1.614)	(3.971)		(1.961)
Net asset value, end of year	$5.710	$4.700	$3.280	$9.380		$10.950
TOTAL INVESTMENT RETURN (1)	22.08%	45.79%	(45.43)%	18.69	%(3)	18.30%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year	$69,758,060	$198,603,173	$214,781,838	$470,285,917		$522,330,052
Operating gross expenses to average net assets	1.43%	1.23%	1.16%	1.10%		1.11%
Operating net expenses to average net assets	1.43%	1.23%	1.16%	1.10%		1.11%
Net investment income to average net assets	0.65%	1.10%	2.70%	0.69%		0.85%
Portfolio turnover rate	46%	112%	103%	63%		67%

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

(3)  Includes investment income from Martin Currie as a result of a reimbursement of overdraft fees. Excluding this investment income would have no effect on net investment income or total investment return.

(4)  Includes a non-recurring gain from Martin Currie recorded as a result of an incorrectly executed trade. The non-recurring gain resulted in an increase in net realized and unrealized gain (loss) on investments and foreign currency transactions of $0.013 per share. Excluding this non-recurring gain, total investment return would have been 0.12% lower.

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION

Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust currently consists of two operational funds which have differing investment objectives and policies: MCBT Opportunistic EAFE Fund (the "Opportunistic EAFE Fund") and MCBT Global Emerging Markets Fund (the "Global Emerging Markets Fund") (each a "Fund" and collectively, the "Funds"). The Opportunistic EAFE Fund and the Global Emerging Markets Fund commenced investment operations on July 1, 1994 and February 14, 1997, respectively. The Trust's Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

Foreign Investments - The Funds will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

Valuation of Investments - Equity securities listed on an established securities exchange normally are valued at their last sale price on the exchange where primarily traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities listed on an established securities exchange or on the NASDAQ National Market System for which there is no reported sale during the day, and in the case of over the counter securities not so listed, are valued at the mean between the last bid and asked price, except that short-term securities and debt obligations with sixty (60) days or less remaining until maturity may be valued at their amortized cost. Other securities for which current market quotations are not readily available (including certain restricted securities, if any) and all other assets are taken at fair value as determined in good faith by or in accordance with valuation procedures approved by the Trustees of the Trust (the "Trustees"), although the actual calculations may be made by persons acting pursuant to the direction of the Trustees or by pricing services.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of foreign fixed income securities and of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of any Fund's portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith in accordance with valuation procedures approved by the Trustees, which may include the use of a third party valuation service. During the period covered by this report, certain foreign securities held by the Funds were subject to fair value pricing adjustments made at the direction of third-party pricing vendors approved by the Board. Fair value pricing involves subjective judgments, and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities, which generally represent a transfer from a Level 1 to a Level 2 security (as such classifications are described in more detail below), will be classified as a Level 2

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

security. If fair value pricing adjustments are not made, these securities will be classified as Level 1. As of April 30, 2011, the Fund held no securities that had been fair valued by the Trust's Valuation Committee in accordance with the Trust's Valuation Procedures other than those valued by the third-party pricing service.

Fair Value Measurement - The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

•  Level 1 - Valuations based on quoted prices for identical securities in active markets.

•  Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•  Level 3 - Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used as of April 30, 2011 in valuing each Fund's investments carried at value:

Fund	Level 1	Level 2	Level 3	Total
MCBT Opportunistic EAFE Fund
Common Stocks	$61,448,755	$–	$–	$61,448,755
Preferred Stocks	833,108	–	–	833,108
Short-Term Investments	–	1,284,000	–	1,284,000
Collateral for Securities on Loan	–	9,099,999	–	9,099,999
Total Investments	$62,281,863	$10,383,999	$–	$72,665,862
MCBT Global Emerging Markets Fund
Common Stocks	$59,190,508	$–	$–	$59,190,508
Rights and Warrants	30	–	–	30
Preferred Stocks	9,278,179	–	–	9,278,179
Short-Term Investments	–	122,000	–	122,000
Collateral for Securities on Loan	–	1,794,267	–	1,794,267
Total Investments	$68,468,717	$1,916,267	$–	$70,384,984

Effective July 31, 2010, the Funds adopted Financial Accounting Standards Board Accounting Standards Update (ASU) 2010-06, Fair Value Measurements and Disclosures (Topic 820). The ASU amends GAAP to add new requirements for disclosures about transfers into and out of Levels 1 and 2 of the fair value hierarchy. It also clarifies existing fair value disclosure about the level of disaggregation and about inputs and valuation techniques used to measure fair value for investments that fall in either Levels 2 or 3 of the fair value hierarchy.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

The following table shows transfers between Level 2 and Level 1 of the fair value hierarchy:

	Transfers In*			Transfers Out*
Fund	Quoted price in active market for Identical Assets (Level 1)		Significant Other Observable Inputs (Level 2)	Quoted price in active market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)
Opportunistic EAFE Fund
Common Stocks	$21,241,557	**	$–	$–	$21,241,557	**
Global Emerging Markets Fund
Common Stocks	$79,410,465	**	$–	$–	$79,410,465	**

*  The Fund recognizes transfers in and out at the beginning of the period.

**  Financial assets transferred between Level 2 and Level 1 were due to a change in observable and/or unobservable inputs.

Repurchase Agreements - In connection with transactions in repurchase agreements, the Funds' custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization or retention.

Securities Lending - The Funds may lend any of their securities held by State Street Bank and Trust Company ("State Street") as custodian to certain qualified brokers, except those securities which the Funds or Martin Currie specifically identify as not being available. By lending their investment securities, the Funds attempt to increase their net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the accounts of the Funds. Risks of delay in recovery of the securities or even loss of rights in non-cash collateral may occur should the borrower of the securities fail financially, as well as risks of loss from the investment of cash collateral (which may be increased at time of high market volatility). Risks may also arise to the extent that the value of non-cash collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, a Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. At the time of lending, collateral received must generally equal or exceed 102% of the current market value of the loaned securities with respect to fixed income and U.S. dollar denominated equity securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities, and the remainder is divided between the Agent and the applicable Fund.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

As of April 30, 2011, the Funds listed below had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

Fund	Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral	Total Collateral (Including Calculated Mark)*
Opportunistic EAFE Fund	$9,923,378	$9,099,999	$1,207,694	$10,391,633
Global Emerging Markets Fund	2,462,976	1,794,267	825,188	2,632,053

*  Balances represent the end-of-day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

Investment Transactions - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

Investment Income - Dividend income is recorded on the ex-dividend date (net of foreign withholding taxes). Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date and as soon as a Fund is informed of such dividends. Interest income is recorded daily on the accrual basis and includes accretion of discount and amortization of premium on investments. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Foreign Currency Translations - The records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on a daily basis when a Fund's net asset value is determined. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

Each Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts ("Forwards"). The net U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of Forwards, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

Forward Foreign Currency Contracts - A forward foreign currency contract, (a "Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily at the prevailing forward exchange rate of the underlying currencies and the change in the market value is recorded by a Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Funds may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. As of April 30, 2011, none of the Funds had open Forwards.

Although Forwards limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

Equity Linked Securities - Each Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. These securities may be used by a Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, equity-linked securities may be considered illiquid and subject to each Fund's restrictions on investments in illiquid securities. As of April 30, 2011, the Funds did not hold any equity-linked securities.

Restricted Securities - The Funds may invest in restricted securities. Restricted securities include any security that is designated as a security issued pursuant to Rule 144A or commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended. Many restricted securities are illiquid, but may be deemed to be liquid by the Investment Manager pursuant to the Trust's policy regarding liquidity. The Funds do not have the right to demand that such securities be registered.

Indemnifications - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Investment Manager believes the likelihood of such a liability is remote.

Expenses - Expenses directly attributable to each Fund are charged to the respective Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Trustees may direct or approve.

Distributions to Shareholders - Each Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the respective Fund at the net asset value unless the shareholder formally elects to receive cash. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales, post October 31 losses, capital loss carryforwards, and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

Accordingly, at April 30, 2011, reclassifications were recorded as follows:

	Opportunistic EAFE Fund	Global Emerging Markets Fund
Increase (decrease) paid-in-capital	$(120)	$(27,375)
Increase (decrease) undistributed net investment income	(45,623)	(369,740)
Increase (decrease) undistributed net realized gain (loss)	45,743	397,115

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

The components of distributable earnings (accumulated losses) at April 30, 2011 on a tax basis and the tax character of distributions during fiscal 2011 and 2010 were as follows:

			2011		2010
Fund	Tax Basis Undistributed Net Investment Income	Tax Basis Undistributed Long-Term Gain	Distributions From Ordinary Income	Distributions From Long-Term Gain	Distributions From Ordinary Income	Distributions From Long-Term Gain
Opportunistic EAFE Fund	$434,728	$837,099	$352,525	$–	$1,324,320	$–
Global Emerging Markets Fund	–	–	483,987	–	3,654,100	–

Income Taxes - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modifies several of the Federal income and excise tax provisions related to Regulated Investment Companies ("RICs"). Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with the pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeales the 60-day designation requirement for certain types of pay-through income and gains.

The Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

As of April 30, 2011, the following Funds had realized capital loss carry-forwards, for U.S. federal income tax purposes, available to be used to offset future realized capital gains to the extent provided by regulations:

Fund	Expiring April 30, 2011	Expiring April 30, 2012	Expiring April 30, 2017	Expiring April 30, 2018
Opportunistic EAFE Fund*	$–	$288,029	$12,246,391	$2,089,070
Global Emerging Markets Fund*	–	–	–	32,334,520

*  Capital loss carry-forward may be limited due to IRC 382(b) loss limitations.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

During the fiscal year ended April 30, 2011, the Opportunistic EAFE Fund and the Global Emerging Markets Fund utilized capital loss carry-forwards of $4,530,157 and $44,376,479, respectively.

As of April 30, 2011, the Funds elected for federal income tax purposes to defer the following current year post October 31 losses as though the losses were incurred on the first day of the next fiscal year:

Fund	Post October Capital Loss	Post October Currency Loss
Global Emerging Markets Fund	–	$47,293

Management has analyzed the Funds' tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2010), or expected to be taken in the Funds' 2011 tax returns. The Funds' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

NOTE C - AGREEMENTS AND FEES

The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Investment Manager, a wholly-owned subsidiary of Martin Currie (Holdings) Limited, for each Fund. Under each Advisory Agreement, the Investment Manager provides investment management, advisory and certain administrative services to the Fund, for which the Fund pays the Investment Manager a management fee computed daily and paid quarterly based on the Fund's average net assets at the annual rates listed below:

Fund	Management Fee
Opportunistic EAFE Fund	0.70%
Global Emerging Markets Fund	1.00%

Effective February 19, 2007, the Investment Manager contractually agreed to contribute to certain qualifying operating expenses of the MCBT Opportunistic EAFE Fund, to the extent that those qualifying expenses exceed 1.25% of the Fund's average daily net assets (the "Expense Limitation Level"). Under the terms of the agreement, if the qualifying expenses fall below the Expense Limitation Level, contributions made within a rolling 3 year period will be reimbursed by the Fund to the Investment Manager, provided that any such reimbursement will not cause the Fund to exceed the Expense Limitation Level. As of April 30, 2011, there was no reimbursement due from the investment manager. This agreement expires August 31, 2011. There is no guarantee that the Investment Manager will renew this arrangement beyond August 31, 2011.

The shareholders of the MCBT Global Emerging Markets Fund and the Trustees approved a proposal to increase the management fee of the MCBT Global Emerging Markets Fund to 1.00%. The increase became effective January 17, 2011. Prior to January 17, the fee was 0.80%.

State Street serves as administrator, custodian, transfer agent and dividend paying agent of the Trust and each Fund. State Street performs certain administrative services for the Trust and each Fund. Beginning October 1, 2010, each Fund pays State Street, as administrator, a fee at the rate of 0.03% of its average net assets up to £100 million, 0.024% of the next £100 million, 0.015% of the next £300 million, 0.01% of the next £500 million, and .005% of those assets in excess of £1 billion per Fund, subject to a £40,000 minimum fee per year per Fund, plus certain out-of-pocket costs. Prior to October 1, 2010, each Fund paid State Street, as administrator, a fee at the rate of 0.06% of its average net assets up to $125 million, 0.04% of the next $125 million, and 0.02% of those assets in excess of $250 million per Fund, subject to a $55,000 minimum fee per year per Fund, plus certain out-of-pocket costs. Fees are calculated on a Trust-wide basis and allocated to each Fund based on the average net assets of each Fund.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

The Trust has adopted a distribution servicing plan in accordance with Rule 12b-1 under the 1940 Act for each Fund. The plan authorizes the Investment Manager to spend an amount of the management fee it collects for activities or services primarily intended to result in the sale of Fund shares or for providing personal services to Fund shareholders. The trust is not aware of any payments for the distribution of Fund shares made directly or indirectly out of Fund assets during the period covered by this report.

Trustees of the Trust who are not interested persons, as defined in the 1940 Act, receive aggregate annual fees of $50,000 ($25,000 per Trustee). The Fund does not compensate its officers or interested trustees.

NOTE D - INVESTMENT TRANSACTIONS

Excluding short-term investments and including in-kind redemptions, if any, each Fund's purchases and sales of investments for the year ended April 30, 2011 were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Opportunistic EAFE Fund	$48,958,014	$44,321,969
Global Emerging Markets Fund	57,474,829	205,201,306

The identified cost of investments in securities and repurchase agreements owned for federal income tax purposes and their respective gross unrealized appreciation and depreciation at April 30, 2011 were as follows:

	Identified	Gross Unrealized		Net Unrealized
Fund	Cost	Appreciation	Depreciation	Appreciation
Opportunistic EAFE Fund	$63,324,046	$10,366,161	$1,024,345	$9,341,816
Global Emerging Markets Fund	52,828,122	18,348,884	792,022	17,556,862

The differences between the book basis and federal income tax basis cost of investments are primarily due to the deferral of realized capital losses on wash sales.

The net unrealized appreciation/depreciation on foreign currency transactions at April 30, 2011 on a federal income tax basis for each Fund was the same for financial reporting purposes.

NOTE E - PRINCIPAL SHAREHOLDERS

The table below shows the number of shareholders each owning greater than 5% of the outstanding shares of each Fund as of April 30, 2011 and the total percentage of shares of the Fund held by such shareholders:

	5% or Greater Shareholders
Fund	Number	% of Shares
Opportunistic EAFE Fund	5	96.87
Global Emerging Markets Fund	4	97.68

One or more affiliates of the Investment Manager have investment discretion with respect to certain clients' holdings in the Funds, which collectively represent a significant portion of the Funds' assets. Significant shareholder transactions, if any, may impact the Funds' performance.

NOTE F - CONCENTRATION OF RISK

Each Fund will invest extensively in foreign securities (i.e., those which are not listed on a U.S. securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. All of the Funds are subject to foreign risk and may experience more rapid and extreme changes in value than Funds investing solely in the United States. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Furthermore, issuers of foreign securities are subject to different and often less comprehensive, accounting, reporting and disclosure requirements than U.S. issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets, respectively.

The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization, impose restrictions on foreign ownership, withhold taxes on dividend or interest payments and capital gains or prohibit repatriation of assets, and may provide less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries. The economies of individual countries may differ favorably or unfavorably and significantly from the U.S. economy in such respects as growth of gross domestic product, diversification, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, dependence on foreign assistance, vulnerability to change in trade conditions, structural unemployment and balance of payments position.

NOTE G - LINE OF CREDIT

The Trust participates in an unsecured, uncommitted line of credit agreement with State Street that is currently set to expire October 28, 2011. Under the terms of the agreement, each Fund is permitted to borrow, subject to the limitations set forth in the Trust's Private Placement Memorandum, Statement of Additional Information and the 1940 Act, amounts that, in the aggregate for all Funds, will not exceed $50,000,000. The Trust pays an annual fee of $5,000 which is allocated evenly to the participating Funds. Borrowings are charged interest at an annual rate equal to the then prevailing Federal Funds rate plus 1.25%, which is borne by each respective borrowing Fund. There were no borrowings or allocated fees during the year ended April 30, 2011.

NOTE H - TRANSACTIONS WITH AFFILIATED PERSONS

Under the 1940 Act, "affiliated persons" include companies (a) in which a Fund (or an affiliated person of the Fund) has direct or indirect ownership of, control of or voting power over 5% or more of the outstanding voting securities or (b) that a Fund (or an affiliated person of the Fund) has control of, or is controlled by, or with which the Fund is under common control. Transactions with such affiliated persons are conducted in accordance with the requirements of Rule 17a-7 under the 1940 Act. During the year ended April 30, 2011, the Funds did not engage in any such transactions.

NOTE I - SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events affecting the Funds' financial statements through the date the financial statements were issued. Management has determined that there are no such subsequent events that would require disclosure in the Funds' financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the Martin Currie Business Trust and Shareholders of the
MCBT Opportunistic EAFE Fund
MCBT Global Emerging Markets Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MCBT Opportunistic EAFE Fund and MCBT Global Emerging Markets Fund, each a Fund of the Martin Currie Business Trust (the "Trust") at April 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
June 28, 2011

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110
T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

ADDITIONAL FEDERAL TAX INFORMATION

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended April 30, 2011.

Foreign Taxes

The Funds designate as income received from foreign sources and taxes paid to foreign countries the following amounts:

Fund	Foreign Source Income	Foreign Taxes Paid
Opportunistic EAFE Fund	$1,501,678	$134,814
Global Emerging Markets Fund	2,958,585	313,542

Qualified Dividend Income

Pursuant to section 854(b)(2) of the Code, for the fiscal year ended April 30, 2011, each of the Funds designates the maximum amount allowable of its distributions as "qualified dividend income" eligible for reduced tax rates.

This is for informational purposes only. Final information will be or has been provided in your Form 1099-DIV.

Quarterly Schedule of Investments

Each Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third fiscal quarters of each fiscal year. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to the Funds' portfolio securities is available (1) without charge, upon request, by calling collect 1-212-258-1900 (Attention: Jamie Sandison / David Rochman); and (2) on pages 15 - 17 of the Trust's Statement of Additional Information dated August 27, 2010, which is available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Approval of Amended and Restated Investment Advisory Agreement

The Board of Trustees (the "Board" or the "Trustees"), including the trustees who are not "interested persons" as defined in the 1940 Act (the "Independent Trustees"), at two meetings in November and December 2010, considered the approval of an amended and restated investment advisory agreement for the Global Emerging Markets Fund (the "GEMS Advisory Agreement"), which reflected an increase in the advisory fee from 0.80% to 1.00%, but was otherwise substantially identical to the investment advisory agreement in place for the Fund at the time.

In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Board, including the Independent Trustees, determined that the terms of the GEMS Advisory Agreement were fair and reasonable, in the best interests of shareholders and should be approved, on the basis of the following considerations, among others:

Nature, Extent and Quality of the Services to be Provided by the Investment Manager

The Trustees considered the nature, quality and extent of the advisory services to be provided by the Investment Manager under the GEMS Advisory Agreement, and reviewed the quality of the advisory services provided by the Investment Manager to the Global Emerging Markets Fund since its inception. They considered the investment style and investment decision-making process employed by the Investment Manager, the Investment Manager's research and analysis capabilities, the nature of the Investment Manager's experience and resources, the experience of relevant personnel of the

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

Investment Manager and the Investment Manager's representations regarding staffing and the retention of personnel with relevant portfolio management experience, and the Investment Manager's resources, practices and procedures designed to address regulatory compliance matters, including the Investment Manager's brokerage allocation and best execution practices. The Investment Manager had recently extended the number of emerging market investment specialists through six additional hires to the team in order to better deliver investment expertise in emerging markets via the employment of a successful team who have worked closely for several years and who are highly regarded internationally. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the GEMS Advisory Agreement, that the overall nature, extent and quality of the services provided by the Investment Manager under the GEMS Advisory Agreement was reasonable.

Costs of Services Provided and Profitability to the Investment Manager

The Trustees also considered the costs of services provided and the profitability of the advisory arrangement to the Investment Manager. In particular, the Trustees considered the impact of recent management changes to Global Emerging Markets Fund. Based on their review of this information and deliberations with the officers and counsel of the Global Emerging Markets Fund, the Trustees concluded, within the context of their overall conclusions regarding the GEMS Advisory Agreement, that the profitability was reasonable in light of the services and benefits provided to the Global Emerging Markets Fund.

Investment Performance of the Global Emerging Markets Fund and the Investment Manager

The Trustees considered the investment performance of the Global Emerging Markets Fund and the Investment Manager. In this regard the Investment Manager provided the Trustees with performance information showing the short-term (i.e., 1-, 3- and 6-month) and long-term (i.e., 1-, 3- and 5-year and since inception, as applicable) performance of the Global Emerging Markets Fund. The Investment Manager also provided short-term and long-term rankings prepared by Lipper Inc. ("Lipper") and investment performance data for the Global Emerging Market Fund's benchmark. The Trustees also considered that Martin Currie had taken or was taking steps designed to help improve the Global Emerging Markets Fund's investment performance, including, but not limited to, making significant changes to investment personnel.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the GEMS Advisory Agreement, that they were satisfied with the steps the Investment Manager is taking with respect to the investment process and the performance of the Global Emerging Markets Fund.

Advisory Fees, Expense Ratios and Economies of Scale

The Trustees then considered the contractual advisory fee rate paid by the Global Emerging Markets Fund to the Investment Manager. The Trustees compared the fee rate of the Global Emerging Markets Fund to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category, which showed that the Fund's proposed fee rate was higher than average. The Trustees also considered that the Global Emerging Markets Fund's shareholder base was predominantly of an institutional nature, and that the Global Emerging Markets Fund's shareholders generally invested in the Global Emerging Markets Fund as part of broader investment programs that included investments in other types of products managed by Martin Currie or its affiliates. In evaluating the Global Emerging Markets Fund's advisory fee arrangement, the Trustees also took into account the sophistication of the investment techniques used to manage the Global Emerging Markets Fund, and reviewed information provided by Martin Currie regarding fees paid to Martin Currie by its other clients with similar investment objectives. In evaluating the Fees and expenses of the Fund, the Trustees took into account that the shareholders of the Fund would have an opportunity to vote on the proposed advisory fee increase. The Trustees also considered more generally whether the Global Emerging Markets Fund was likely to benefit from any economies of scale in the management of the Global Emerging Markets Fund in the event of significant growth in assets of such Fund. The Trustees then concluded that overall expenses of the Global Emerging Markets Fund appeared reasonable and that they believed that the management fees were reasonable compared to those charged to comparable funds selected by Lipper, and compared to those charged to other clients of the Investment Manager with similar investment objectives. The Trustees then concluded that the

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

advisory fee set forth in the GEMS Advisory Agreement represented reasonable compensation in light of the nature and quality of the services provided by the Investment Manager to the Global Emerging Markets Fund.

In the course of their deliberations, the Trustees also considered the alternative of not approving the GEMS Advisory Agreement, taking into account the size of the Global Emerging Markets Fund, the institutional nature of the Global Emerging Markets Fund's shareholder base, the manner in which many of the Global Emerging Markets Fund's shareholders typically employed the Global Emerging Markets Fund as part of broader investment programs, and the fact that shareholder approval would be required in order for the GEMS Advisory Agreement to go into effect. The Trustees then concluded that their overall consideration of the available practicable alternatives supported the approval of the GEMS Advisory Agreement, to commence following approval by the shareholders.

Availability of Proxy Voting Record

Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling collect 1-212-258-1900 (Attention: Jamie Sandison / David Rochman); and (2) on the website of the Securities and Exchange Commission at http://www.sec.gov.

Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

"Expenses Paid During Period" include amounts reflected in the Funds' Statement of Operations net of reimbursement, if any, by the Investment Manager. Please note that the expenses do not reflect shareholder transaction costs such as sales charges or redemption fees. The second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

	Beginning Account Value November 1, 2010	Ending Account Value April 30, 2011	Expenses Paid During Period* November 1, 2010 through April 30, 2011
Actual
Opportunistic EAFE Fund	$1,000.00	$1,136.06	$6.20
Global Emerging Markets Fund	1,000.00	1,068.49	8.46
Hypothetical (assuming a 5% return before expenses)
Opportunistic EAFE Fund	$1,000.00	$1,018.99	$5.86
Global Emerging Markets Fund	1,000.00	1,016.61	8.25

*  Expenses are equal to the Funds' annualized expense ratios of 1.17% and 1.65% for Opportunistic EAFE Fund and Global Emerging Markets Fund, respectively, multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days in the current year.

TRUSTEES AND OFFICERS

Information about the Trust's Trustees and officers appears below. There is no limit to the term a Trustee may serve. The President, Treasurer and Clerk are elected annually. Other officers may be elected or appointed by the Trustees at any time. The address of each Trustee and officer is c/o Martin Currie Inc., Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES. The Funds' Statement of Additional Information has further information about the Trustees and is available without charge, upon request, by calling collect 1-212-258-1900.

Interested Trustee

The Trustee below is an "interested person" (as defined by the Investment Company Act of 1940) in that he is an employee of Martin Currie Inc., the investment adviser to each Fund.

Name and Age	Position(s) Held with Fund	Position Held Since (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (3)	Other Directorships (4)
Jamie Skinner (1) 50	Trustee and President	2010	2	Director, Head of Client Services, Martin Currie Investment Management Limited.	None

Non-Interested Trustees

Each Trustee below is not an "interested person" (as defined by the Investment Company Act of 1940).

Name and Age	Position(s) Held with Fund	Position Held Since (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (3)	Other Directorships (4)
Simon D. Eccles 76	Trustee	1994	2	Director, Sherrill House, Inc. (not-for-profit nursing home). Formerly: Chairman of, Consultant to and Director of BFS Absolute Trust PLC (closed-end fund); Director of 10/10 Digital Ltd. (consultancy).	None

Patrick R. Wilmerding 68	Trustee	1994	2	Self-employed investment manager; Member of Advisory Committee to Healthpoint Capital Fund I (private equity fund); Director of The Providence Journal (newspaper). Formerly: Director of Lenox Capital (private equity firm) and Division Executive of The First National Bank of Boston (bank).	None

Officers (Other Than Officers Who Are Also Trustees)

Name and Age	Position(s) Held with Fund	Position Held Since	Principal Occupations During Past Five Years (3)
Ralph M. Campbell 43	Vice President and Treasurer	2005	Director of Martin Currie (Holdings) Limited (parent company); President and Director of Martin Currie (Bermuda) Limited; Director of the following companies: Martin Currie Investment Management Limited; Martin Currie Trustees Limited (trustee company); Martin Currie Inc.; Martin Currie Management Limited; Moorgate Investment Management Limited; Western Canada Investment Company Limited; Designated Member of MarView Investment Partnership LLP. Formerly: Director of Finance of GE Capital Auto Financing.

Gary Logan 41	Vice President	2010	Head of Portfolio Analytics Group of Martin Currie Investment Management; Third Party Administrator Programme Director of Martin Currie Investment Management.

Grant Spence 47	Chief Compliance Officer and Clerk	2009	Head of Complaints Policy, Governance and Projects of Prudential Plc.; Corporate Communications Manager of Prudential Plc.; Policy Manager, Risk & Compliance of Martin Currie Investment Management; Chief Compliance Officer and Head of Risk & Compliance of Martin Currie Investment Management.

(1)  Jamie Skinner replaced Timothy J.D. Hall as the "Interested" Trustee and President of the Trust as of December 8, 2010.

(2)  There is no stated term of the office for the Trustees. The President, Treasurer and Clerk are elected annually by the Trustees. Other officers may be elected or appointed by the Trustees at any time.

(3)  Previous positions during the past five years with any of the group of companies owned by Martin Currie (Holdings) Limited are omitted if not materially different from the positions listed.

(4)  Indicates other directorships held by a Trustee with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

[This page intentionally left blank]

MARTIN CURRIE BUSINESS TRUST

TRUSTEES AND OFFICERS

Jamie Skinner, Trustee and President *

Simon D. Eccles, Trustee

Patrick R. Wilmerding, Trustee

Ralph M. Campbell, Vice President and Treasurer

Gary Logan, Vice President

Grant Spence, Chief Compliance Officer and Clerk

* Interested Trustee

INVESTMENT MANAGER

Martin Currie, Inc.
Saltire Court
20 Castle Terrace
Edinburgh EH1 2ES
Scotland

011-44-131-229-5252

Authorized and regulated by Financial Services Authority

Registered Investment Adviser with the Securities and Exchange Commission

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors. Shares of the Martin Currie Business Trust (the "Trust" may be issued and sold solely in private transactions which do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act."). Investments in the Trust may only be made by individuals who are accredited investors within the meaning of Regulation D of the 1933 Act.

Item 2. Code of Ethics.

(a)                       As of April 30, 2011, the registrant has adopted a code ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)                      Not applicable.

(c)                       The registrant did not amend its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)                      The registrant did not grant a waiver (including an implicit waiver) from a provision of its Code of Ethics during the period.

(e)                       Not applicable.

(f)                         The registrant’s Code of Ethics is attached hereto as an exhibit.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant oversees the accounting and financial reporting of the registrant and the audits of the financial statements of the registrant.  The Trustees of the registrant who are “independent,” as such term is defined in Item 3(a)(2) of this Form N-CSR (the “Independent Trustees”), review the arrangements for and the results of the annual audit and discuss with the registrant’s independent auditors matters relating to the registrant’s financial statements.  The registrant’s Board of Trustees has determined that the registrant does not have an “audit committee financial expert” (as such term has been defined by the Securities and Exchange Commission (the “Commission”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002).  The registrant’s Board believes that the Independent Trustees collectively possess the knowledge and experience necessary to execute the Board’s audit oversight functions and duties.  In reaching this conclusion, the Board considered the knowledge and experience of each of the Independent Trustees, including their service on the Board since 1994, and the institutional nature of the registrant (shares of which may be sold only in private transactions to “accredited investors”).

Item 4. Principal Accountant Fees and Services.

(a) – (d)

Fees for Services Rendered to the Registrant

Fiscal Year Ended 4/30	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2010	$130,000	$0	$24,024	$0
2011	$91,000	$0	$42,900	$0

Audit Fees shown above represent fees and expenses for services provided for the fiscal year indicated (and not the fees and expenses billed during such year).

Tax Fees represent fees and expenses for services rendered to the registrant for tax return review and signing and review of required income and capital gains distribution calculations.  The amounts shown above represent fees and expenses billed during the fiscal year indicated above.

(e)(1) The registrant’s Board of Trustees has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Board pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Board who is an Independent Trustee is authorized to pre-approve a proposed engagement that arises between regularly scheduled Board meetings and that needs to commence prior to the next regularly scheduled meeting. Such Independent Trustee must report to the full Board at its next regularly scheduled meeting on the pre-approval decision.  The pre-approval procedures also provide that certain specific types of engagements in amounts less than $10,000 are pre-approved without further action of the Board.

(e)(2) Not applicable.

(f) Not applicable.

(g)

Fiscal Year	Aggregate Non-Audit Fees

2010	$24,024
2011	$42,900

The amounts set out above represent the aggregate non-audit fees billed by the registrant’s accountant to the registrant.  The registrant’s accountant did not render non-audit services to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) Not applicable.  The registrant’s accountant did not render non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)  The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that, to the best of their knowledge, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)  There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics.

(a)(2) Certifications required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARTIN CURRIE BUSINESS TRUST

By:	/s/ Jamie Skinner
Name:	Jamie Skinner
Title:	President
Date: July 8, 2011

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: July 8, 2011	By:	/s/ Jamie Skinner
	Name:	Jamie Skinner
	Title:	President

Date: July 8, 2011	By:	/s/ Ralph Campbell
	Name:	Ralph Campbell
	Title:	Treasurer

EXHIBIT LIST

12(a)(1)	Code of Ethics.
12(a)(2)(i)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act.
12(a)(2)(ii)	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act.